UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-34831	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Pursuant to an Agreement and Plan of Merger dated as of October 24, 2014, the general partners of Williams Partners L.P. and Access Midstream Partners, L.P. agreed to combine those businesses and their general partners, with Williams Partners L.P. merging with and into Access Midstream Partners, L.P. and the Access Midstream Partners, L.P. general partner being the surviving general partner (the Merger). Following the completion of the Merger on February 2, 2015, as further described below, the surviving Access Midstream Partners, L.P. changed its name to Williams Partners L.P. and the surviving general partner changed its name to WPZ GP LLC. For the purpose of this discussion, Williams Partners L.P. (WPZ) refers to the renamed merged partnership, while pre-merger Access Midstream Partners, L.P. (Pre-merger ACMP) and pre-merger Williams Partners L.P. (Pre-merger WPZ) refer to the separate partnerships prior to the consummation of the Merger and subsequent name change.

Because the Merger was between entities under common control, Pre-merger ACMP’s historical financial position, results of operations, and cash flows were combined with those of Pre-merger WPZ for periods during which Pre-merger ACMP was under common control of The Williams Companies, Inc. (Williams) (periods subsequent to July 1, 2014). Both Pre-merger WPZ and Pre-merger ACMP are reflected at Williams’ historical basis. On April 30, 2015, we filed our post-merger results in our Quarterly Report on Form 10-Q and are now providing combined historical results for all periods presented. These audited consolidated financial statements and notes supercede the supplemental financial statements and notes filed in WPZ's Current Report on Form 8-K filed on February 25, 2015. WPZ's financial statements and notes are filed in Exhibit 99.1 hereto and are incorporated herein by reference.

The following items of our Annual Report on Form 10-K for the year ended December 31, 2014, have been recast to reflect the combination of the historical results for the merged entities for periods under common control and are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference:

•	Exhibit 12 - Computation of Ratio of Earnings to Fixed Charges

•	Exhibit 99.1

◦	Item 6. Selected Financial Data

◦	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

◦	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

◦	Item 8. Financial Statements and Supplementary Data

•	Exhibit 101.INS - XBRL Instance Document.

•	Exhibit 101.SCH - XBRL Taxonomy Extension Schema.

•	Exhibit 101.CAL - XBRL Taxonomy Extension Calculation Linkbase.

•	Exhibit 101.DEF - XBRL Taxonomy Extension Definition Linkbase.

•	Exhibit 101.LAB - XBRL Taxonomy Extension Label Linkbase.

•	Exhibit 101.PRE - XBRL Taxonomy Extension Presentation Linkbase.

The recast items of the Form 10-K described above have been updated for only the aforementioned Merger, as well as the addition of Note 19 - Subsequent Events within Item 8 of Exhibit 99.1. We have not otherwise updated for activities or events occurring after the date these items were originally presented. This Current Report should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended March 31, 2015.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENT FOR
PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES
LITIGATION REFORM ACT OF 1995

Certain matters contained in this report include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” "assumes," “guidance,” “outlook,” “in service date,” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	The levels of cash distributions to unitholders;

•	Our and Williams' future credit ratings;

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids and olefins prices, supply and demand;

•	Demand for our services.
Forward-looking statements are based on numerous assumptions, uncertainties, and risks that could cause future events or results to be materially different from those stated or implied in this report. Limited partner units are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. You should carefully consider the risk factors referenced below in addition to the other information in this report. If any of the following risks were actually to occur, our business, results of operations and financial condition could be materially adversely affected. In that case, we might not be able to pay distributions on our common units, the trading price of our common units could decline, and unitholders could lose all or part of their investment. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•
Whether we have sufficient cash from operations to enable us to pay current and expected levels of cash distributions, if any, following establishment of cash reserves and payment of fees and expenses, including payments to our general partner;

•	Availability of supplies, market demand, and volatility of prices;

•
Inflation, interest rates, fluctuation in foreign exchange rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and execute investment opportunities;

•	The ability to acquire new businesses and assets and successfully integrate those operations and assets into our existing businesses, as well as successfully expand our facilities;

•	Development of alternative energy sources;

•	The impact of operational and development hazards and unforeseen interruptions;

•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation and rate proceedings;

•	Our allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by our affiliates;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risks of our customers and counterparties;

•
Risks related to financing, including restrictions stemming from our debt agreements, future changes in our credit ratings as determined by nationally-recognized credit rating agencies, and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions;

•	Acts of terrorism, including cybersecurity threats and related disruptions;

•	Additional risks described in our filings with the Securities and Exchange Commission.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above and referred to below may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. These factors are described in Part I, Item 1A. Risk Factors in our Annual Report on Form 10‑K for the year ended December 31, 2014, as filed with the SEC on February 25, 2015.

Item 9.01. Financial Statements and Exhibits

(a)	None

(b)	None

(c)	None

(d)	Exhibits.

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

99.1
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data of Williams Partners L.P. (Part II, Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the year ended December 31, 2014).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS PARTNERS L.P.

By: WPZ GP LLC, its general partner

                        By: /s/ Ted T. Timmermans
Ted T. Timmermans
Vice President, Controller, and Chief Accounting Officer
(Duly Authorized Officer and Principal Accounting Officer)
May 6, 2015

EXHIBIT INDEX

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

99.1
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data of Williams Partners L.P. (Part II, Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the year ended December 31, 2014).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.